                                                                    EXHIBIT 10.3
[LETTERHEAD OF ANZ APPEARS HERE]

25 May, 1998

The Directors
Barbeques Galore Limited
327 Chisholm Road
Auburn NSW 2144

Dear Sirs,

Following our recent discussions I am pleased to enclose our formal letter of offer.

The attached documents include:

 .    The LETTER OF OFFER - detailing the facilities, security and conditions.

 .    A COPY of the LETTER OF OFFER - this copy is for you to sign and return to accept the offer. The covering customer information sheet details the steps you need to take to accept this offer and satisfy those things required before the facilities will be made available.

 .    DRAFT EXTRACT OF MINUTES OF A MEETING OF DIRECTORS - this is an example of what is required for the minutes of a meeting of directors to approve acceptance of our offer.

 .    GENERAL CONDITIONS - specifies the general conditions of use for ANZ facilities.

 .    SPECIFIC CONDITIONS - details additional conditions specific to facilities which are part of this offer and for which Specific Conditions apply.

For your information, clause 23 of the General Conditions clarifies the meaning of many of the words and legal expressions used in the documents.

Any future changes will be covered by variation letters.

Should you have any questions about the offer, please contact me on 9227 1705. I suggest you contact your solicitor for any detailed legal queries.

To accept this offer please sign and return the copy of the letter of offer to me. Please note that this offer expires on 30 June 1998.

Yours sincerely,


/s/ Neil Shilbury                       /s/ Jason Mares
NEIL SHILBURY                           JASON MARES
SENIOR MANAGER                          MANAGER
CORPORATE BANKING                       CORPORATE BANKING

================================================================================



                                LETTER OF OFFER


                                      TO


                           BARBEQUES GALORE LIMITED
                                     GROUP


                              DATED 25 MAY, 1998



                AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
                                ACN 005 357 522
================================================================================

--------------------------------------------------------------------------------
                                LETTER OF OFFER
--------------------------------------------------------------------------------


ISSUING OFFICE:     Corporate Banking
                    Level 13, 20 Martin Place SYDNEY NSW 2000

We are pleased to offer the facilities set out below to Barbeques Galore
Limited.

The facilities made available are fully interchangeable between all companies listed as Participants.

CUSTOMER                                          ACN
--------                                          ---

Barbeques Galore Limited                          008 577 759

PARTICIPANTS
------------

Barbeques Galore Limited                          008 577 759
Vilbrent Pty Limited                              002 055 567
Barbeques Galore Australia Pty Limited            001 354 454
Pricotech Leisure Brands Pty Limited              002 060 273
G.L.G. Australia Pty Limited                      001 185 002
Park-Tec Engineering Pty Limited                  001 387 382
Australian Enamellers Pty Limited                 002 909 864
Galore Group Services Pty Limited                 002 060 335

For the purposes of this offer document we will refer to the above Customer and Participants collectively as the Barbeques Galore Limited Group.

The Facilities specified below are available to the Barbeques Galore Limited Group and for the sake of record we have detailed the facilities as per their current allocation. The provision of future variation offer documents will occur should your overall facilities be increased however movement between individual like facilities can occur at your discretion without the need of formal documentation. Each year at the specified annual review time we will provide an annual review letter of offer which will summarise the Barbeques Galore Limited Group allocation of facilities.

SUMMARY OF FACILITIES

A summary of facilities is as follows:

FACILITY                                                         FACILITY LIMIT
                                                                            AUD
BARBEQUES GALORE LIMITED GROUP

A. Overdraft                                                        $ 2,400,000
B. Documentary Credit/Documents Surrendered/Fixed-Variable          $20,000,000
   Rate Commercial Bill Acceptance-Discount Facility
C. Payroll                                                          $   900,000
D. Encashment                                                       $    50,000
E. Indemnity/Guarantee Facility                                     $   300,000
F. Foreign Currency Dealing Facility                                $ 2,500,000
G. Foreign Currency Settlement                                      $ 3,000,000
H. Seasonal Trade                                                   $ 6,000,000
I. Fixed/Variable Rate Commercial Bill Acceptance/Discount          $ 5,000,000
   Facility
J. Fixed/Variable Rate Commercial Bill Acceptance/Discount          $ 3,450,000
   Facility
K. Lease Finance Facility                                           $ 4,000,000

TOTAL                                                               $47,600,000

Details of the facilities are set out in the facilities schedule to this letter of offer.

EXISTING SECURITY

Details of existing security are set out in the security schedule on this letter of offer.

FURTHER SECURITY

The existing security held by us is to remain in full force and together with the further security now to be taken, will extend to cover the existing facilities currently being provided to you by us and the additional facilities in this letter.

 .    Mortgage debentures (the "US DEBENTURES") over all the assets and undertaking of Barbeques Galore Limited and its subsidiaries in the United States or its equivalent security under the laws of the United States of America, as advised by our US legal advisers, ranking second to a mortgage debenture granted in favour of Merrill Lynch Business Financial Services Inc.

1. Cross Guarantee between all members of the Barbeques Galore Limited and including all your US subsidiaries.

2. A Deed of Priority between us and Merrill Lynch Business Financial Services Inc, in a form satisfactory to us, granting them a USD 1,000,000 priority.

3. First RM Freehold Charge over property at 45 Princes Road, Regents Park. This is to be accompanied by a professional valuation by JLW addressed to Australia and New Zealand Banking Group for mortgagee purposes and is to be acceptable to us.

We will engage Gadens Ridgeway to prepare the necessary security documentation to complete our security position with such costs being for your account.

The completion of item 1, 2 & 3 above is to be by 30/06/98.

The security arrangements are governed by a security structure under which ANZ Capel Court Limited has been appointed security agent.

And if requested by us you will complete the following:

 .    Issuing and stamping of additional new debenture certificates in our favour; and

 .    Completion of a Statutory Declaration which outlines the value of total assets in each Australian state to be completed each 6 month period ending May and January.

OTHER CONDITIONS
----------------

INTEREST ON CURRENT ACCOUNTS

The interest rate applicable on creditor funds is currently based on the Calculated Cash Rate (CCR) less 0.50% pa. This rate fluctuates daily and can be verified in the interest rate section of the Australian Financial Review.

INTEREST RATE ON EXCESSES AND OVERDUE AMOUNTS

For the purposes of Clause 8 of the General Conditions, the applicable rate of interest is our Reference Rate (currently 7.95%) plus 2.0% pa.

REVISED PRICING STRUCTURE

We reserve our rights to reintroduce the pricing structure which was applicable to your facilities immediately prior to the issuance of this letter of offer should the Interest Cover covenant as detailed herein not be adhered to.

NEGATIVE PLEDGE

You undertake not to:

     create or permit an encumbrance over your assets or give any guarantee or indemnity or similar security to any third party for any obligation without our prior written consent.

CAPITAL EXPENDITURE BUDGET

Barbeques Galore Limited Group's annual capital expenditure budget is to be presented to us and approved by us prior to the commencement of the next financial year. You will not, without our prior written consent, spend or incur any capital expenses in aggregate in excess of $500,000 of your budget for that year.

FINANCIAL PERFORMANCE COVENANTS

For the avoidance of doubt, with respect to the financial covenants, "you" or "your" means Barbeques Galore Limited and all its subsidiaries.

You shall observe the following financial performance covenants:

 .    Shareholders Funds are not to fall below $40,000,000.

 .    Current Ratio not to fall below 1.50:1 (being Total Tangible Current Assets divided by Total Current Liabilities).

 .    Effective Gearing Ratio [being Total Liabilities divided by (Shareholders
     Funds less Intangible Assets)] to be less than 1.25:1 as at 31/01 and 1.50:1 as at 31/07.

 .    Interest Cover (being EBIT divided by Gross Interest) to be at least
     2.50:1. The verification of compliance of this covenant is to be made against the Group's last 12 months P&L statements. i.e. a rolling 12 month P&L statement.

All financial covenants will be tested against 31/07 and 31/01 half-yearly accounts.

The following definitions apply to the above financial covenants.

"ACCOUNTING STANDARDS" means:

(a) financial statements prepared in accordance with generally accepted accounting principles in the United States ("US GAAP"); or

(b) such other standards, principles and practices that we may otherwise agree to in writing from time to time.

"EBIT" means earnings before income tax and before Gross Interest, being your gross income less costs and expenses incurred by you during the same period as disclosed by the profit and loss account excluding any income tax expense and Gross Interest.

"INTANGIBLE ASSETS" means:

(a) patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, permits, goodwill, and other intangible assets classified as such in accordance with generally accepted Accounting Standards; and

(b)  all prepayments; and

(c) future income tax benefits being the estimated amount of future saving in income tax likely to arise as a result of:

     (i)  the reversal of timing differences; and

     (ii) the recoupment of carried forward tax losses, calculated in accordance with Accounting Standards.

"GROSS INTEREST" means the aggregate of interest and amounts in the nature of interest incurred (including without limitation payments in the nature of interest under any finance leases) or paid or for which provision has been made during the relevant accounting period.

"SHAREHOLDERS FUNDS" means the total consolidated net book value of your assets after all appropriate deductions in accordance with generally accepted Accounting Standards (including without limitation, reserves for doubtful receivable, obsolescence, depreciation and amortisation) LESS the consolidated liabilities (including tax and other proper accruals, and any deferred income) calculated in accordance with Accounting Standards.

"TOTAL TANGIBLE CURRENT ASSETS" means, at any time, the aggregate of all your assets calculated on a consolidated basis which would be classified as current assets, in accordance with Accounting Standards, less Current Intangible Assets.

"TOTAL CURRENT LIABILITIES" means, at any time, the aggregate of all your liabilities calculated on a consolidated basis which would be classified liabilities, in accordance with Accounting Standards.

"TOTAL LIABILITIES" means the total of all your liabilities (including provisions, tax and other accruals, dividends declared or accrued but not paid, and any deferred income) calculated in accordance with Accounting Standards and computed on a consolidated basis.

CERTIFICATE OF COMPLIANCE WITH FINANCIAL UNDERTAKINGS

You must provide a certificate of compliance with the financial ratios specified in this letter, including reasonable details of the methodology used to calculate the ratios, and certify that all Financial Information provided to us gives a true and fair view of your financial condition and the result of your operations as at the date and in relation to the period in respect of which they were prepared.

The certificate referred to in the preceding paragraph must be signed by one of your directors and by one other person, being a director or secretary. These certificates must be provided within 60 days of the half year to 31 July and 90 days of the full year end to 31 January.

RETENTION OF TITLE

Director's certificate confirming the actual Australian dollar level of your stock (or any part thereof) which is subject to any retention of title arrangement in favour of any third party.

The certification referred to in the preceding paragraph must be signed by a Director and Chief Financial Officer and provided annually within 90 days of the 31 January year end balance date.

CHANGE OF CONTROL

If a change of control occurs it is an event of default unless waived by us.

For the purposes of this agreement, a change of control occurs if, without our prior written consent, effective control of Barbeques Galore Limited or any surety or any of Barbeques Galore Limited's subsidiaries or any surety's subsidiaries is, in our opinion altered to any material extent from that subsisting at the date of our letter of offer and that alteration will in our opinion materially adversely affect your ability to comply with your obligations to us.

"Effective control of a corporation means:

(a) control of the composition of the board of directors of that corporation;

(b) control of 40% or more of the voting rights attaching to shares in that corporation;

(c) control of 40% or more of the issued share capital of that corporation".

FINANCIAL MONITORING

You agree to provide us with:

 .    Your Form 20-F (US GAAP) audited financial statements as soon as they are available, but not later than 120 days after balance date.

 .    Your quarterly Nasdaq financial reporting package with budget comparisons within 60 days of the quarter end. This package is to include balance sheet and profit & loss statement. Budget comparisons are also to include the Group's original full 12 month cash flow forecast against which the current actual cash flow can be compared.

 .    Annual budget information upon Board ratification but not later than 60 days after the financial year end.

 .    Statutory Declaration evidencing the Australian dollar level of assets held in each Australian state to be provided with annual audited accounts.

 .    Any other information as required by ANZ.

ANNUAL REVIEW

The facilities are subject to annual review. The next review date will be on 16 June 1998.

GENERAL CONDITIONS AND SPECIFIC CONDITIONS

Our General Conditions (Second Edition 1995) apply to the facilities as well as any applicable Specific Conditions (Second Edition 1995) to the facilities. Both the General Conditions and any applicable Specific Conditions are enclosed with this letter of offer.

CONDITIONS PRECEDENT

Our obligations to make any facilities available is subject to our being satisfied that you have complied with Clause 4 of the General Conditions.

VALUATIONS

You agree that the properties listed in the attached security schedule and also the property at 45 Princes Road, Regents Park will be valued for us at least once each 3 years at your cost while facilities continue to be provided by us.

Each valuation must be undertaken by a reputable licensed property valuer acceptable to us and must be addressed to Australia and New Zealand Banking Group Limited for mortgagee purposes and acknowledge that we are relying on the valuation provided.

YEAR 2000 ISSUES

In accordance with clause 6 of the General Conditions, we may require you to provide information on how you are dealing with risks associated with Year 2000 Issues.

If, in our opinion, Year 2000 Issues may have a material adverse effect on:

(i)   your business, assets or financial position; or
(ii)  your ability to perform your obligations under any transaction documents,

you agree that we may appoint an independent consultant as agreed with you, or if we can not agree then a consultant as selected by us, and at your cost to assess such risks and to gather such information as may reasonably be required. You also agree that if we do appoint an independent consultant, you will co-operate with the consultant and allow such assess to your business, including your information technology systems, as shall be reasonably necessary.

Year 2000 Issues are any Issues which relate to the possible impact to your business of any fact or circumstance caused by the way dates and times are processed prior to or after 1/1/2000.

OFFER PERIOD

Our offer is available for acceptance until the close of business on 30 June 1998, unless otherwise extended by the Bank in writing.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

ACCEPTANCE

To accept this offer, please sign the duplicate of this letter of offer where indicated and return it to us at this office.

Yours faithfully,




/s/ Neil Shilbury                                 /s/ Jason Mares
-----------------------                           -----------------------
NEIL SHILBURY                                     JASON MARES
SENIOR MANAGER                                    MANAGER
CORPORATE BANKING                                 CORPORATE BANKING

--------------------------------------------------------------------------------
                              FACILITIES SCHEDULE
--------------------------------------------------------------------------------

FACILITIES SCHEDULE to letter of offer dated 28 May, 1998.

A. OVERDRAFT
                              Gross Limit:$2,400,000
Facility limit:
                              Net Limit:  $2,000,000

                              The overdraft has been provided with set-off for interest purposes between accounts conducted by you with us. This arrangement is in place on the understanding that you acknowledge our right to apply the whole or part of any credit balances in any of your accounts held with us in payment of any debit balances of any of your accounts held with us.

Termination date:             Not before the next review date.

Purpose:                      Working capital requirements.

Interest rate:                ANZ's reference rate (currently 7.95% pa) for
                              amounts up to the facility limit.

                              ANZ's reference rate is published weekly (usually each Monday) in the Australian Financial Review.

Interest payment:             Monthly in arrears on the first business day of
                              each month, accruing daily starting on the first day of overdraft (interest is charged and payable monthly).

Fees:                         Line fee:

                              0.05% pa on the highest facility limit recorded for your accounts. This fee is payable quarterly in arrears on the 15th day of each February, May, August and November, for the quarter ended January, April, July and October respectively.

                              Set-off fee

                              $150 per account per quarter. This fee is payable quarterly in arrears on the last day of the quarter ended January, April, July and October respectively.

                                   Transfer fee

                                   A daily transfer fee of $10.00 per transfer exists for transactions between the ODTD and STA with your main operating account.

Prepayment:                        Prepayment or cancellation of the facility
                                   (in whole or in part) may be effected without penalty at any time at the election of the customer.

Specific Conditions                There are no Specific Conditions which apply
                                   to this facility.

B. DOCUMENTARY CREDIT/DOCUMENTS SURRENDERED/FIXED-VARIABLE
   RATE COMMERCIAL BILL ACCEPTANCE-DISCOUNT FACILITY - FULLY INTERCHANGEABLE

Facility limit:                    AUD $20,000,000

                                   (For this purpose we will determine exchange rates to convert foreign currency amounts to the equivalent amounts in AUD).

Termination date:                  Not before the next review date.

Purpose: Establishment of documentary credits at sight or at term and refinance of trade documents.

Condition precedent:               You are only entitled to use the facility if
                                   we agree to the terms of your application and if you execute all documents required by us.

Fees: Our standard fees apply to establishment and documentary handling of your documentary credits.

                                   Inward documents refinanced will be at the relative commercial bill rate plus a margin of 1.0% p.a.

Specific Conditions                Should the trade documents be refinanced via
                                   Fixed/Variable Commercial Bill
                                   Acceptance/Discount then the same terms, conditions and pricing are applicable as those detailed in Facilities H, I or J detailed herein. There are no other Specific
                                   Conditions which apply to this facility
                                   except that any drawing is to be refinanced on finance terms not exceeding 180 days including the term of the letter of credit.

C. PAYROLL

Facility  limit:                   $900,000

Termination date:                  Not before the next review date.

Purpose:                           Enable processing of payroll via ANZ OnLine.

Specific Conditions:               There are no Specific Conditions which apply
                                   to this facility.

D. ENCASHMENT

Facility limit:                    $50,000

Termination date:                  Not before the next review date.

Purpose:                           Enable the encashment of cheques at various
                                   Branches.

Fees:                              Establishment fee:

                                   $45 for each encashment arrangement. This charge is subject to variation at any time during the term of the facility.

                                   Renewal fee:

                                   $45 for each encashment arrangement. This charge is subject to variation at any time during the term of the facility.

Specific Conditions:               There are no Specific Conditions which apply
                                   to this facility.

E. INDEMNITY/GUARANTEE FACILITY

Facility limit:                    $300,000

Termination date:                  Not before the next review date.

Purpose:                           Rental bonds

Fee rate for each Bank Guarantee:  1.0% pa subject to a minimum fee of $80 per half year. The minimum fee is subject to variation at any time during the term of the facility.

Fee payment:                       For each Bank Guarantee, the fee is payable
                                   on the date of drawdown and afterwards half yearly.

Specific Conditions:               Specific Conditions for the facility are
                                   enclosed.

F. FOREIGN CURRENCY DEALING FACILITY

Facility limit:                    AUD 2,500,000

                                   (For this purpose we adjust the face value of the customer's obligation under each transaction by a multiplier (determined by us). The process includes conversion of any foreign currency amount to the equivalent amount in AUD).

Termination date:                  Not before the next review date.

Purpose: Spot and forward exchange dealing (including currency swaps).

No pay away exposure except        We do not assume any pay away exposure under
under Foreign Currency Settlement  this facility unless and to the extent that
Facility limit:                    it links this facility with a Foreign
                                   Currency Settlement Facility. Except to that extent we can have no obligation to deliver currency under a contract until we are satisfied that counter funds have been lodged by you or on your behalf.

Condition precedent:               You may only enter into a foreign currency
                                   contract with us if we agree to the terms of the contract and if you execute all other documents required by us.

Maximum contract term:             The maximum term for a foreign currency
                                   dealing contract is 12 months.

Specific Conditions:               There are no Specific Conditions which apply
                                   to this facility.

G. FOREIGN CURRENCY SETTLEMENT FACILITY

Facility limit:                    AUD 3,000,000

                                   (For this purpose we will determine the
                                   exchange rates to convert foreign currency amounts to the equivalent amounts in AUD).

                                   The facility is linked to the Foreign
                                   Currency Dealing Facility. The facility limit represents the extent to which we will assume pay away exposure, on any one settlement day, for foreign exchange contracts maturing on that day.

Termination date:        Not before the next review date.

Purpose: To allow delivery of currency under foreign exchange contracts before we have received confirmation that counter funds have been lodged by you or on your behalf.

Condition precedent:     We will only assume pay away exposure for your
                         obligation under a foreign exchange contract, if we have agreed to the terms of the contract and you have executed all documents required by us.

Specific Conditions:     There are no Specific Conditions which apply to this
                         facility.

H. VARIABLE RATE COMMERCIAL BILL ACCEPTANCE/ DISCOUNT FACILITY - SEASONAL TRADE

Facility limit:          $6,000,000 - available only between 1/7 and 31/01 of
                         each year unless otherwise agreed.

Termination date:        Not before the next review date.

Purpose: Working capital requirements during peak import/manufacturing periods.

Yield rate:              For each drawing of bills, our cost of  funds rate
                         quoted for the face value of the bills for the relevant tenor.

Fees:                    Line Fee:

                         0.50% pa on the facility limit, payable quarterly in advance.

                         Acceptance fee:

                         For each drawing an amount equal to 0.50% pa on the amount of the drawing.

Specific Conditions:     Specific Conditions (Second Edition 1995) for the
                         facility are enclosed.

I. FIXED/VARIABLE RATE COMMERCIAL BILL ACCEPTANCE/DISCOUNT FACILITY

Facility limit:               $5,000,000

Termination date:             1 February 2001

Purpose: Purchase of capital equipment and any permanent working capital requirements.

Yield rate:                   For each drawing of bills, our cost of funds rate
                              quoted for the face value of the bills for the relevant tenor. Currently this facility is drawn to $2,150,000 at a rate of 8.60% p.a.maturing

                              06/05/99.

Fees:                         Line Fee:

                              0.50% pa on the facility limit, payable quarterly in advance commencing on the date of acceptance of our offer.

                              Acceptance Fee:

                              For each bill, an amount equal to 0.50% pa on the face amount of the bill calculated on the tenor of the bill and payable on the drawdown date for the bill.

Specific Conditions           Specific Conditions (Second Edition 1995) for the
                              facility are enclosed.


J. FIXED/VARIABLE RATE COMMERCIAL BILL ACCEPTANCE/DISCOUNT FACILITY

Facility limit:               $3,450,000

Termination date:             1 February 2001

Purpose:                      Purchase of 45 Princes Road, Regents Park NSW.

Yield rate:                   For each drawing of bills, our cost of funds rate
                              quoted for the face value of the bills for the relevant tenor.

Fees:                              Line Fee:

                                   0.50% pa on the facility limit, payable
                                   quarterly in advance commencing on the date of acceptance of our offer.

                                   Acceptance Fee:

                                   For each bill, an amount equal to 0.50% pa on the face amount of the bill calculated on the tenor of the bill and payable on the drawdown date for the bill.

Specific Conditions                Specific Conditions (Second Edition 1995) for
                                   the facility are enclosed.

K. LEASE FINANCE FACILITY

Facility limit:                    $4,000,000

Termination date:                  Not before the next review date.

Purpose: To fund plant and equipment and store fitout purchases.

Subject to execution of Lease      You are entitled to a lease only upon
Acknowledgment                     acceptance by us, and execution by the
                                   parties (in the standard form provided by us), of a Lease Acknowledgment in terms of the Master Lease Agreement which constitute the Specific Conditions for the facility/leases already drawn under the facility before your acceptance of our offer.

Specific Conditions                Specific Conditions (Second Edition 1995) for
                                   the facility are enclosed.

                           BARBEQUES GALORE LIMITED
                               (ACN 008 577 759)

Directors' Resolution made pursuant to Article 83 (1)

We, being all the directors of BARBEQUES GALORE LIMITED at the time this document is last signed, are in favour of the following resolution:

THAT THE DOCUMENTS NUMBERED 1-6 (the "Documents") AND THE LETTER OF OFFER DATED 25 MAY 1998 ("the Letter of Offer") AND THE SECURITIES NUMBERED 2-5 (the "Securities") AS SUMMARISED IN THE EXTRACTS OF BOARD MINUTES (ATTACHED HERETO FOR EASE OF REFERENCE) BE APPROVED IN THEIR ENTIRETY IN THE MANNER CONTEMPLATED BY THE AUSTRALIAN AND NEW ZEALAND BANKING GROUP LIMITED

            Director                            Date of Signing

  Sam Linz        /s/ Sam Linz                      26/6/98
                  ------------                  ---------------

  Robert Gavshon  /s/ Robert Gavshon                26/6/98
                  ------------------            ---------------

  John Price      /s/ John Price                    26/6/98
                  --------------                ---------------

  Gordon Howlett  /s/ Gordon Howlett                26/6/98
                  ------------------            ---------------

  Philip Gardiner /s/ Philip Gardiner               26/6/98
                  -------------------           ---------------

  Sydney Selati   _________________             _______________

                            BARBEQUES GALORE LIMITED
                               (ACN 008 577 759)

Directors' Resolution trade pursuant to Article 83(1)

We, being all the directors of BARBEQUE GALORE LIMITED at the time this document is last signed, are in favour of the following resolution:

THAT THE DOCUMENTS NUMBERED 1-6 (the "Documents") AND THE LETTER OF OFFER DATED 25 MAY 1998 ("the Letter of Offer") AND THE SECURITIES NUMBERED 2-5 (the "Securities") AS SUMMARISED IN THE EXTRACTS OF BOARD MINUTES (ATTACHED HERETO FOR EASE OF REFERENCE) BE APPROVED IN THEIR ENTIRETY IN THE MANNER CONTEMPLATED BY THE AUSTRALIAN AND NEW ZEALAND BANKING GROUP LIMITED.

     Director                                       Date of Signing

Sam Linz           /s/ Sam Linz                         26/6/98
                 -----------------------            ---------------

Robert Gavshon     /s/ Robert Gavshon                   26/6/98
                 -----------------------            ---------------

John Price         /s/ John Price                        26/6/98
                 -----------------------            ---------------

Gordon Howlett   -----------------------            ---------------

Philip Gardiner  -----------------------            ---------------

Sydney Selari      /s/ Sydney Selari                      7/1/98
                 -----------------------            ---------------

--------------------------------------------------------------------------------
                           EXTRACT OF BOARD MINUTES
--------------------------------------------------------------------------------

BARBEQUES GALORE LIMITED A.C.N. 008 577 759 (the "COMPANY")

EXTRACT OF MINUTES OF A MEETING OF DIRECTORS OF THE COMPANY HELD AT 327 CHISHOLM ROAD AUBURN NEW ZEALAND ON THE 1ST DAY OF JULY 1998 AT AM/PM AGREEMENT WITH AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (the "BANK")

The following documents were tabled:

1. Letter of Offer dated 25 May 1998 from the Bank to the Customer in relation to certain facilities (the "Letter of Offer");

2.   the Bank's General Conditions (Section Edition 1995);

3. the Bank's Specific Conditions for Variable Rate Commercial Bill Acceptance/Discount Facility (Second Edition 1995);

4. the Bank's Specific Conditions for Fixed Rate Commercial Bill Acceptance/Discount Facility (Second Edition 1995);

5. the Bank's Specific Conditions for Indemnity/Guarantee Facility (Second Edition 1995);

6.   the Bank's Specific Conditions for Lease Finance Facility (Second Edition
     1995);

     (Documents 1-6 inclusive collectively are called the "Documents").


AFTER DUE DISCLOSURE OF ALL DISCLOSABLE INTERESTS IT WAS RESOLVED THAT:


(a) each of the documents is approved for acceptance by execution or confirmation of acceptance by the means (as required by the Bank) substantially in the form produced at the meeting or with any additions, variations and amendments approved by an Authorised Representative;

(b) the exercise of the Company's rights and the performance of its obligations under which each Transaction Document is approved;

(c) each Authorised Representative of the Company is jointly and severally authorised to act fully and effectually on behalf of the Company in all dealings, matters and transactions with the Bank now or in the future, including:

     (i) to act in terms of and for the purposes of the Letter of Offer and any other documents relevant to the facilities; and

     (ii) to complete, execute, deliver, confirm, accept or otherwise effect the entry by the Company into any Transaction Document, including any documents supplemental to or varying a facility or in relation to new or additional facilities; and

     (iii) to complete, execute and deliver to the Bank on behalf of the Company any surety acknowledgment of changes in the facilities provided by the Bank to the Customers and any confirmation that any security, guarantees or indemnity given by the Company continues to secure facilities provided to the Customers despite any change in arrangements between the Bank and the Customers;

(e) in these resolutions "Transaction Documents" has the same meaning as in the Bank's General Conditions and include the Documents; and

(f)  in these resolutions

     "Authorised Representative" means:

          (i) each person named in any Account Operating Authority (which has previously been given by the Company to the Bank) as being able to act severally on behalf of the Company; or

          (ii) if the Account Operating Authority does not permit each of the named persons to act severally, two or more persons named in that Account Operating Authority acting jointly in accordance with any restrictions contained in the Account Operating Authority;

               "Account Operating Authority" has the same meaning as in the Bank's General Conditions.


     I, David Glaser, certify that:

     *(1) I am a secretary of the Company;

     (2) this is a complete, correct and up to date copy of an extract from the minutes of a properly held meeting of the Board of Directors held on the date shown above; and

     (3) the resolutions described above were validly passed and have not been amended or revoked.


     DATED JULY 1, 1998

     /s/ David Glaser
     ------------------------------
     Signature
     *delete as appropriate

--------------------------------------------------------------------------------
                           EXTRACT OF BOARD MINUTES
--------------------------------------------------------------------------------

BARBEQUES GALORE LIMITED A.C.N. 008 577 759 (the "COMPANY")

EXTRACT OF MINUTES OF A MEETING OF DIRECTORS OF THE COMPANY HELD AT 327 CHISHOLM ROAD AUBURN NEW ZEALAND ON THE 1st DAY OF JULY 1998 AT AM/PM
SECURITIES IN FAVOUR OF AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (the "BANK")

The following documents were tabled:

1. Letter of Offer dated 25 May 1998 from the Bank to Barbeques Galore Limited in relation to certain facilities (the "letter of offer").

Existing Securities

2    Refer attached Security Appendix detailing same.

Further Securities

3. Mortgage debentures (the "US DEBENTURES") over all the assets and undertaking of Barbeques Galore Limited Group and its subsidiaries in the United States or its equivalent security under the laws of the United States of America, as advised by our US legal advisers, ranking second to a mortgage debenture granted in favour of Merrill Lynch Business Financial Services Inc.

4. Cross Guarantee between all members of the Barbeques Galore Limited Group and including all your US subsidiaries.

5. A Deed of Priority between us and Merrill Lynch Business Financial Services Inc, in a form satisfactory to us, granting them a USD 2,150,000 priority (which priority will reduce in accordance with the terms of the repayment arrangements under part of the facilities which it secures) in relation to our US Debentures. The Deed of Priority must have reduced to USD1,500,000.00 prior to any drawdown under the Standby Facility.

(Documents 2-5 inclusive collectively are called the "Securities").

AFTER DUE DISCLOSURE OF ALL DISCLOSUABLE INTERESTS IT WAS RESOLVED THAT:

(a) the Company acting in its own capacity agrees to provide the Securities to the Bank for the obligations to the Bank of the customers named in the Letter of Offer (the "customers");

(b)  it was noted that:

     (i) under the Securities the Company is liable to the Bank for all moneys which the Customers may owe the Bank now or in the future (including, but not limited to, any money which may be owned to the Bank under the facilities referred to in the Letter of Offer); and

     (ii) the amount of this liability may exceed the amount of the facilities set out in the Letter of Offer.

(c) each of the documents is approved for acceptance by execution or confirmation of acceptance by the means (as required by the Bank) substantially in the form produced at the meeting, together with all other deeds and documents (the "ancillary documents") which may be required by the Bank in order to give an effective security;

(d) the exercise of the Company's rights and the performance of its obligations acting in its own capacity under each of the Securities and the ancillary documents is approved;

(e) where the form of any of the Securities or the ancillary documents requires execution under the Common Seal of the Company, the Common Seal of the Company be affixed to the relevant document in accordance with the Articles of Association of the Company;

(f) the directors first considered whether the execution of the Securities was of commercial benefit to the Company. Having decided that it was of commercial benefit to the Company to execute the Securities, the directors passed this resolution; and

(g) each [Authorised Representative]/[director] of the Company is jointly and severally authorised on behalf of the Company to act fully and effectually in all dealings, matters and transactions with the Bank about the Securities now or in the future, including;

     (i) to act in terms of and for the purposes of the Securities and any other document relevant to the facilities provided by the Bank to the Customers; and

     (ii) to complete, execute and deliver to the Bank on behalf of the Company any acknowledgement of changes in the facilities provided by the Bank to the Customers (including increased or additional facilities) and any confirmation that the Securities and any other security, guarantee or indemnity which may be given by the company its own continue to secure facilities provided to the Customers despite any changes in arrangements between the Bank and the Customers; and

(h)  in these resolutions

     "Authorised Representative" means:

         (i) each person named in any Account Operating Authority (which has previously been given by the Company to the Bank) as being able to act severally on behalf of the Company; or

         (ii) if an Account Operating Authority does not permit each of the named persons to act severally, two or more persons named in that Account Operating Authority acting jointly in accordance with any restrictions contained in that Account Operating Authority;

               "Account Operating Authority" has the same meaning as in the Bank's General Conditions which are incorporated in the Letter of Offer.

    I, David Maurice Glaser, certify that:
       --------------------
    (Insert Secretary's full name)

    *(1)  I am a secretary of the Company;

    (2) this is a complete, correct and up to date copy of an extract from the minutes of a properly held meeting of the Board of Directors held on the date shown above; and

    (3) the resolutions described above were validly passed and have not been amended or revoked.


DATED July 1, 1998

/s/ David Maurice Glaser
------------------------
Signature
*delete as appropriate.